UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2026

Opus Genetics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Davis Drive Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

(984) 884-6030
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 11, 2026, Opus Genetics, Inc. (the “Company”) issued a revised version of the Company’s data presentation, which was initially used in connection with its investor conference on September 9, 2026, announcing clinical data from Cohort 1 of the Company’s ongoing Phase 1/2 clinical trial of OPGx-BEST1 in patients with BEST1-related retinal diseases. The original data presentation was furnished by the Company on a Current Report on Form 8-K on September 9, 2026.

The revised version of the data presentation, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, corrects an immaterial error in the translation of logMAR visual acuity into ETDRS letters, which impacted the depiction of mean best-corrected visual acuity from baseline through 3 months in Cohort 1 on Slide 15. The correct three month change from baseline for each participant is as follows:  101-101 had a 12 letter improvement in the treated eye and a 4 letter improvement in fellow eye, 101-104 had a 1 letter improvement in the treated eye and a 7 letter loss in the fellow eye, 102-101 had a 10 letter loss in the treated eye and an 8 letter loss in the fellow eye, 102-102 had a 2 letter gain in the treated eye and a 5 letter loss in the fellow eye, and 101-106 had a 6 letter gain in the treated eye and a 2 letter gain in the fellow eye. In addition to the update on Slide 15, high-resolution images of the microperimetry grids for baseline and 3 months were added to the Appendix of the revised presentation for each participant. Individual loci data is available for the three participants in these images.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Data presentation issued by Opus Genetics, Inc. on September 11, 2026, furnished herewith
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPUS GENETICS, INC.

Date:	September 11, 2026	By:	/s/ Dr. George Magrath
Dr. George Magrath
Chief Executive Officer